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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-145535) of Sirtris Pharmaceuticals, Inc. of our report dated March 18, 2008, with respect to the consolidated financial statements of Sirtris Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2007.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
March 18, 2008

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  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm